SHAREHOLDER SERVICES

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

November 28, 2018

Dear Shareholder:

We have been trying to contact you regarding an important matter pertaining to your investment in Horizons ETFs. This matter involves an important operating initiative for the Funds requiring your response.

It is very important that we speak to you. The call will only take a few moments of your time and there is no confidential information required.

Please contact us at 1-800-431-9629 between 9 a.m. and 11 p.m. Monday through Friday, or Saturday between 10 a.m. and 6 p.m. Eastern Time. At the time of the call, please reference the Shareholder ID number listed below. You may also email us at FundProxy@Horizonsetfs.com

Sincerely,

Jonathan Molchan

President

SHAREHOLDER ID:         123456789

Horizons ETFs Trust I

625 Madison Avenue, 3rd Floor,

New York, NY 10022

(212) 205-8300

NOBO

SHAREHOLDER SERVICES

Shareholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

November 28, 2018

Dear Shareholder:

We have been trying to contact you regarding an important matter pertaining to your investment in Horizons ETFs. This matter involves an important operating initiative for the Funds requiring your response.

It is very important that we speak to you. The call will only take a few moments of your time and there is no confidential information required.

Please contact us at 1-800-431-9629 (ask for extension 12) between 9 a.m. and 11 p.m. Monday through Friday, or Saturday between 10 a.m. and 6 p.m. Eastern Time. You may also email us at FundProxy@Horizonsetfs.com

Sincerely,

Jonathan Molchan

President

Horizons ETFs Trust I

625 Madison Avenue, 3rd Floor,

New York, NY 10022

(212) 205-8300

OBO